FT Vest Gold Strategy Target Income ETF® (IGLD)
Consolidated Portfolio of Investments
March 31, 2026 (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 129.4%
$751,377,100	U.S. Treasury Bill (a)	(b)	11/27/26	$733,723,998
	(Cost $733,947,183)

Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
1,433,930	Dreyfus Government Cash Management Fund, Institutional Shares - 3.53% (c)	1,433,930
	(Cost $1,433,930)
	Total Investments — 129.7%	735,157,928
	(Cost $735,381,113)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 2.1%
	Call Options Purchased — 2.1%
12,928	SPDR® Gold Shares	$556,278,912	$581.82	11/30/26	11,609,344
	(Cost $6,356,408)
WRITTEN OPTIONS — (33.9)%
	Call Options Written — (0.6)%
(1,989)	SPDR® Gold Shares	(85,584,681)	430.29	04/30/26	(3,448,926)
	(Premiums received $3,445,847)
	Put Options Written — (33.3)%
(12,928)	SPDR® Gold Shares	(556,278,912)	581.82	11/30/26	(188,529,024)
	(Premiums received $222,763,890)
	Total Written Options				(191,977,950)
	(Premiums received $226,209,737)
	Net Other Assets and Liabilities — 2.1%				12,163,298
	Net Assets — 100.0%				$566,952,620

(a)	All or a portion of this security is segregated as collateral for the options written. At March 31, 2026, the segregated value of this security amounts to $308,825,386.
(b)	Zero coupon security.
(c)	Rate shown reflects yield as of March 31, 2026.

FT Vest Gold Strategy Target Income ETF® (IGLD)
Consolidated Portfolio of Investments (Continued)
March 31, 2026 (Unaudited)

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
• Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
• Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
• Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of March 31, 2026 is as follows:

ASSETS TABLE
	Total Value at 3/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$733,723,998	$—	$733,723,998	$—
Money Market Funds	1,433,930	1,433,930	—	—
Total Investments	735,157,928	1,433,930	733,723,998	—
Purchased Options	11,609,344	—	11,609,344	—
Total	$746,767,272	$1,433,930	$745,333,342	$—

LIABILITIES TABLE
	Total Value at 3/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(191,977,950)	$—	$(191,977,950)	$—